Exhibit 10.3

THIS NOTE (AS DEFINED BELOW) IS BEING SEVERED FROM that certain promissory note, dated as of DECEMBER 31, 2025, issued by borrower in favor of BANKUNITED, N.A. (“BANKUNITED”) in the amount of EIGHTY-FOUR million and no/100 dollars ($84,000,000.00) (the “original note”), AND PURSUANT TO THAT CERTAIN ASSIGNMENT AND ASSUMPTION FROM BANKUNITED TO SERVISFIRST BANK (“SERVISFIRST”), BANKUNITED IS ASSIGNING FORTY-TWO MILLION AND NO/100 DOLLARS ($42,000,000.00) OF THE ORIGINAL NOTE, TOGETHER WITH A CORRESPONDING INTEREST IN THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS RELATED THERETO FROM BANKUNITED TO SERVISFIRST. accordingly, the original note is not being satisfied BUT THE INDEBTEDNESS EVIDENCED BY THE ORIGINAL NOTE SHALL REMAIN IN FULL FORCE AND EFFECT, AND NOTHING CONTAINED HEREIN SHALL BE INTERPRETED OR CONSTRUED AS RESULTING IN A NOVATION OF SUCH INDEBTEDNESS. the INDEBTEDNESS EVIDENCED THEREBY IS BEING AMENDED, RESTATED AND REPLACED BY, AND SEVERED INTO, TWO (2) NOTES: (1) THIS NOTE IN THE AMOUNT OF $42,000,000.00 IN FAVOR OF SERVISFIRST; AND (2) A NOTE IN THE AMOUNT OF $42,000,000.00 IN FAVOR OF bankunited. THE COLLATERAL GIVEN TO SECURE THE ORIGINAL NOTE SHALL CONTINUE TO SECURE THE INDEBTEDNESS EVIDENCED THEREBY AND AS SET FORTH HEREIN.

PROMISSORY NOTE

$42,000,000.00	February 27, 2026

FOR VALUE RECEIVED, GHI SOUTH CAROLINA HOLDINGS LLC, a Delaware limited liability company, GHI SOUTH CAROLINA CENTURY PLAZA LLC, a Delaware limited liability company, GHI SOUTH CAROLINA SONDRIO LLC, a Delaware limited liability company, GHI SOUTH CAROLINA VIETTI LLC, a Delaware limited liability company and GHI SOUTH CAROLINA WINDSOR LLC, a Delaware limited liability company, each having an address at 14301 FNB Parkway, Suite 211, Omaha, Nebraska 68154, (individually and collectively, as the context shall require, together with their permitted successors and assigns, “Maker”), hereby jointly and severally promise to pay to SERVISFIRST BANK (together with its successors and assigns, “Payee”), at such place as the Administrative Agent referenced below may from time to time designate in writing, the principal sum of FORTY-TWO MILLION AND NO/100 DOLLARS ($42,000,000.00), in lawful money of the United States of America and in immediately available funds, on the dates and in the amounts provided for herein and in the Loan Agreement (as defined below), and to pay interest on the unpaid principal balance from time to time outstanding to be computed in the manner, at the times and, subject to Section 2.2 of the Loan Agreement, at the Interest Rate and on the dates provided therein.

This Promissory Note (this “Note”) is one of the Notes referred to in that certain Loan Agreement (as amended, modified, restated, consolidated, replaced or supplemented from time to time, the “Loan Agreement”), dated as of December 31, 2025, among Maker, as borrower, the lenders party thereto (including Payee) (collectively, the

“Lenders”), and BankUnited, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”). This Note evidences indebtedness of Maker to Payee and is executed pursuant to the terms and conditions of the Loan Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

1. Payment Terms. Maker shall pay to Administrative Agent on behalf of Payee the monthly interest on the unpaid Principal and required principal payments in the manner and at the times specified in Article 2 of the Loan Agreement, which payments shall be applied in the order of priority set forth in said Article 2. Maker shall also pay to Administrative Agent on behalf of Payee interest at the Default Rate, Late Payment Charges, if any, and all other amounts due and payable as and when provided for in the Loan Documents. The balance of the Principal, together with all accrued and unpaid interest thereon, and all other amounts payable to Payee hereunder, under the Loan Agreement and under the other Loan Documents shall be due and payable on the Maturity Date, as the same may be extended pursuant to the Loan Agreement.

2.
Loan Documents. This Note is secured by and entitled to the benefits of, among other things, the Mortgage and the other Loan Documents. Reference is made to the Loan Documents for a description of the nature and extent of the security afforded thereby, the rights of the holder hereof in respect of such security, the terms and conditions upon which this Note is secured and the rights and duties of the holder of this Note. All of the agreements, conditions, covenants, provisions and stipulations contained in the Loan Documents to be kept and performed by Maker are by this reference hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth in this Note, and Maker covenants and agrees to keep and perform the same, or cause the same to be kept and performed, in accordance with their terms.
3.
Loan Acceleration; Prepayment. The Debt shall, without notice, become immediately due and payable in accordance with the Loan Agreement upon the occurrence of any Event of Default. This Note may not be prepaid except as otherwise expressly provided in, and subject to the terms and conditions of the Loan Agreement.
4.
Revival. To the extent that Maker makes a payment or Administrative Agent or Payee receives any payment or proceeds for Maker's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under the Bankruptcy Code or any other bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Maker hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Administrative Agent or Payee.
5.
Amendments. Except to the extent provided in Section 11.6 of the Loan Agreement, this Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker, Payee or Administrative Agent, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular shall include the plural, the plural the singular, and the words “Payee,” “Maker” and “Administrative Agent” shall include their respective successors, assigns, heirs, executors and administrators.

6.
Waiver. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration except as otherwise expressly provided in the Loan Documents. No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Payee or Administrative Agent and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker, and any other person or party who may become liable under the Loan Documents, for the payment of all or any part of the Debt.
7.
Exculpation. It is expressly agreed that recourse against Maker for failure to perform and observe its obligations contained in this Note shall be limited as and to the extent provided in Section 11.1 of the Loan Agreement.
8.
Notices. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.
9.
Joint and Several. If more than one Person constitutes Maker, each Person constituting Maker hereunder shall have joint and several liability for the obligations of Maker hereunder.
10.
Governing Law. IN ACCORDANCE WITH SECTION 11.5 OF THE LOAN AGREEMENT, THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAW. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, STATE OF NEW YORK AND MAKER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MAKER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.
11.
Trial by Jury. THE PARTIES HERETO HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY HERETO, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

[No further text on this page. Signature page follows.]

IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year first written above.

MAKER:

GHI SOUTH CAROLINA HOLDINGS LLC, a Delaware limited liability company

By: Greystone Housing Impact Investors LP, a Delaware limited partnership, sole member

By: /s/ Jesse Coury

Jesse Coury, Chief Financial Officer

GHI SOUTH CAROLINA CENTURY PLAZA LLC, a Delaware limited liability company

By GHI South Carolina Holdings LLC, a Delaware limited liability company

By: Greystone Housing Impact Investors LP, a Delaware limited partnership, sole member

By: /s/ Jesse Coury

Jesse Coury, Chief Financial Officer

GHI SOUTH CAROLINA SONDRIO LLC, a Delaware limited liability company

By GHI South Carolina Holdings LLC, a Delaware limited liability company

By: Greystone Housing Impact Investors LP, a Delaware limited partnership, sole member

By: /s/ Jesse Coury

Jesse Coury, Chief Financial Officer

Signature Page to Promissory Note

GHI SOUTH CAROLINA VIETTI LLC, a Delaware limited liability company

By GHI South Carolina Holdings LLC, a Delaware limited liability company

By: Greystone Housing Impact Investors LP, a Delaware limited partnership, sole member

By: /s/ Jesse Coury

Jesse Coury, Chief Financial Officer

GHI SOUTH CAROLINA WINDSOR LLC, a Delaware limited liability company

By GHI South Carolina Holdings LLC, a Delaware limited liability company

By: Greystone Housing Impact Investors LP, a Delaware limited partnership, sole member

By: /s/ Jesse Coury

Jesse Coury, Chief Financial Officer

Signature Page to Promissory Note